EXHIBIT 32.2

Immunicon Corporation and Subsidiaries

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Immunicon Corporation (the “Company”) on Form 10-Q for the three months ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James L. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James G. Murphy
James G. Murphy
Chief Financial Officer

November 8, 2006

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